Exhibit 10.2
Berggruen Acquisition Holdings Ltd.
1114 Avenue of the Americas
New York, New York 10036
and
Marlin Equities II, LLC
555 Theodore Fremd Avenue
Suite B-302
Rye, New York 10580
Liberty Acquisition Holdings Corp.
1114 Avenue of the Americas, 41st Floor
New York, New York 10036
Date: August 4, 2010
RE: Amended and Restated Securities Surrender Agreement
Gentlemen:
Reference is made to (i) the Amended and Restated Business Combination Agreement, dated as of August 4, 2010 (the “Business Combination Agreement”), by and among Liberty Acquisition Holdings Corp. (“Liberty”), Liberty Acquisition Holdings Virginia, Inc. and Promotora de Informaciones, S.A. (“Prisa”) and (ii) the Securities Surrender Agreement, dated as of May 7, 2010 (the “Original Securities Surrender Agreement”), by and among Liberty, Berggruen Acquisition Holdings Ltd. and Marlin Equities II, LLC. Unless otherwise defined herein, capitalized terms are used herein as defined in the Business Combination Agreement (or if applicable, the Further Amended Business Combination Agreement (as defined below)).
Pursuant to Section 9.19 of the Business Combination Agreement, immediately prior to the Reincorporation Effective Time, Liberty shall purchase from the Sponsors:
     (i) an aggregate of 2,796,000 shares of Liberty Common Stock and 24,771,900 Liberty Warrants for an aggregate purchase price of $775.00 (the “Minimum Acquisition”); and
     (ii) an aggregate of an additional 2,600,000 shares of Liberty Common Stock for an aggregate purchase price of $260.00 if the provisions of Section 3.5(c)(iv)(C) of the Business Combination Agreement (or, if applicable, the Further Amended Business Combination Agreement) shall be applicable (the “First Conditional Acquisition”).
If on or after the date hereof, pursuant to Section 9.22 of the Business Combination Agreement, the provisions of the amendment to the Business Combination Agreement set forth in Schedule III thereto becomes operative (as further amended by such amendment, the “Further Amended Business Combination Agreement”), then pursuant to Section 9.19 of the Further Amended Business Combination Agreement, immediately prior to the Reincorporation Effective Time, Liberty shall purchase from the Sponsors either an additional (x) 500,000 shares of Liberty Common Stock for an aggregate purchase price of $50.00 if the provisions of Section 3.5(f)(i) or Section 3.5(f)(ii)(C) of the Further Amended Business Combination Agreement shall be applicable or (y) 1,000,000 shares of Liberty Common Stock for an aggregate purchase price of $100.00 if the provisions of Sections 3.5(f)(ii)(D) of the Further Amended Business Combination Agreement shall be applicable (either acquisition, the “Second Conditional Acquisition”).

Pursuant to Section 10.3(i) of the Business Combination Agreement (or, if applicable, the Further Amended Business Combination Agreement), it is a condition precedent to the obligations of Prisa that Liberty shall have completed the Minimum Acquisition (and if the requisite conditions are satisfied, the First Conditional Acquisition and the Second Conditional Acquisition).
To that end, each Sponsor hereby agrees to sell to Liberty, and Liberty hereby agrees to purchase, an aggregate of 1,398,000 shares of Liberty Common Stock and 12,385,950 Liberty Warrants for a total purchase price to each Sponsor of $387.50; provided, however, that each Sponsor hereby further agrees to sell to Liberty, and Liberty hereby further agrees to purchase: (i) an aggregate of 1,300,000 additional shares of Liberty Common Stock for a total purchase price to each Sponsor of $130.00 if the provisions of Section 3.5(c)(iv)(C) of the Business Combination Agreement or the Further Amended Business Combination Agreement shall be applicable and (ii) either an additional (x) 250,000 shares of Liberty Common Stock for an aggregate purchase price of $25.00 if the provisions of Section 3.5(f)(i) or Section 3.5(f)(ii)(C) of the Further Amended Business Combination Agreement shall be applicable or (y) 500,000 shares of Liberty Common Stock for an aggregate purchase price of $50.00 if the provisions Sections 3.5(f)(ii)(D) of the Further Amended Business Combination Agreement shall be applicable. The foregoing sale(s) and purchase(s) shall take place immediately prior to the Reincorporation Effective Time (and in all events after the vote at the Liberty Stockholder Meeting).
Each of the parties hereto agrees that Prisa is intended to be, and shall be, a third party beneficiary under this letter agreement and shall be entitled to directly enforce Liberty’s rights hereunder.
The obligations of the parties hereunder shall terminate if the Business Combination Agreement shall be terminated for any reason (other than the failure of the condition specified in Section 10.3(h) of the Business Combination Agreement or Further Amended Business Combination Agreement).
Each of the parties hereto acknowledges and agrees that this Amended and Restated Securities Surrender Agreement shall supersede the Original Securities Surrender Agreement in its entirety and the Original Securities Surrender Agreement shall be of no further force and effect.
-signature page to follow-

Please acknowledge your agreement with the foregoing by executing this letter in the space provided below.

Yours faithfully, Berggruen Acquisition Holdings Ltd
By:	/S/ Jared Bluestein
	Name:	Jared Bluestein
	Title:	Secretary

Marlin Equities II, LLC
By:	/S/ Martin E. Franklin
	Name:	Martin E. Franklin
	Title:	Managing Member

Acknowledged and Agreed: Liberty Acquisition Holdings Corp.
By:	/S/ Jared Bluestein
	Name:	Jared Bluestein
	Title:	Secretary

[Amended and Restated Securities Surrender Agreement]